American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
All Cap Growth Fund
Supplement dated September 28, 2019 ■ Summary Prospectus and Prospectus dated March 1, 2019

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of All Cap Growth Fund will be transferred to Growth Fund in exchange for shares of Growth Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on February 21, 2020, as of the close of the New York Stock Exchange (“NYSE”). All Cap Growth Fund’s Investor, I, A, C and R Class shareholders will receive shares of equal value of the corresponding class of Growth Fund in exchange for their shares of All Cap Growth Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
All Cap Growth Fund and Growth Fund have the same investment objectives and strategies that are substantially similar. The total expense ratio of Growth will be lower than the total expense ratio of All Cap Growth.
Effective February 18, 2020, as of the close of the NYSE, All Cap Growth Fund will be closed to all investments, except reinvested dividends and capital gains distributions.
For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

Important Notice Regarding Change in Trustee for Giftrust Accounts
Some All Cap Growth shareholders hold their shares in Giftrust accounts, which are administered by a trustee. Currently, the trustee is attorney George D. Blackwood, Jr. The Board of Directors has determined that Mr. Blackwood’s firm, Blackwood, Langworthy & Tyson, L.C. (the “Blackwood Firm”), rather than Mr. Blackwood individually, should serve as trustee for these accounts going forward. The Board of Directors has approved the appointment of the Blackwood Firm as the new trustee for the Giftrust accounts and has authorized the fund’s investment advisor to select the date (no later than March 10, 2020) when the trustee change will be effective. It is currently expected that the trustee change will be effective at the same time as the Reorganization.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
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